AIMCO

Apartment Investment and Management Company

March 2001

Forward-Looking Statements

AIMCO

This presentation contains information that is forward-looking, including statements regarding the Company's future financial performance. Actual results may differ materially from those described and could be affected by a variety of factors including economic conditions; changes in interest rates; governmental regulations; competition; financing risks; variations in real estate values; the failure of acquisitions to perform in accordance with expectations; possible environmental liabilities; and other risks described in our filings with the Securities and Exchange Commission. These forward-looking statements reflect management's judgment as of this date, and we assume no obligation to revise or update them to reflect future events or circumstances.

Core Principles

AIMCO

Ten Principles That Define Aimco

- Own and operate apartments
- Buy at a discount to replacement cost
- Realize economies of scale
- Operate locally
- Diversify geographically
- Measure profitability after capital replacements: “AFFO”
- Retain cash cushion for flexibility
- Avoid development risk
- Use debt with caution
- Make managers owners

AIMCO

Aimco Size and Safety

Aimco Size and Safety

AIMCO

Diversified Business Segments

- Aimco's Free Cash Flow, $694 million in 2000 and $207 million in the fourth quarter of 2000 stems from four business segments with the significant majority from rental activities.

Contribution to Aimco Total Free Cash Flow

Quarter ended 12/31/00


5%
7%
3%
85%
Rental Income
Service Business
Recurring Interest Income
Transactions (Fees and Accretion)

Year ended 12/31/00


Recurring Income from Rents = 95%
6%
5%
4%
85%

Aimco Size and Safety

AIMCO

Geographic Diversification

Aimco is one of the most geographically diversified Property companies. With over 1,720 properties located in 47 states, the District of Columbia and Puerto Rico, Aimco is well insulated from the effects of local market cycles. For example, Washington D.C., the market where the highest concentration of Aimco's portfolio is located, represents just 9.2% of the company's Free Cash Flow.


Other Markets 18.6%
Washington 9.2%
Chicago 6.1%
Phoenix-Mesa 4.9%
Atlanta 4.4%
Houston 4.2%
Miami 3.5%
Philadelphia 3.2%
Indianapolis 3%
Orlando 2.8%
Dallas 2.7%
Tampa-St. Petersburg-Clearwater 2.6%
Norfolk-Virginia Beach 1.7%
Denver 2.1%
San Antonio 2.0%
Nashville 1.8%
Raleigh-Durham-Chapel Hill 1.8%
Grand Rapids-Muskegon-Holland 1.7%
Fort Wayne 1.7%
Austin-San Marcos 1.6%
Jacksonville 1.5%
Tucson 1.5%
Middlesex-Somerset-Hunterdon 1.5%
Salt Lake City-Ogden 1.3%
Cincinnati 1.1%
New York 1.1%
West Palm Beach-Boca Raton 1.0%
Baltimore 1.0%
Montgomery 0.9%
Orange County 0.9%
Fort Lauderdale 0.9%
Minneapolis-St. Paul 0.8%
Charlotte-Gastonia-Rock Hill 0.8%
Las Vegas 0.8%
Fort Worth-Arlington 0.7%
Baton Rouge 0.7%
Columbia 0.7%
Colorado Springs 0.7%
San Diego 0.6%
Albuquerque 0.6%
Kansas City 0.6%

Aimco Size and Safety

AIMCO

Diversified Sources Of Free Cash Flow

- The Company's portfolio is also diversified among a wide range of apartment community types, including garden and high-rise apartments, corporate and student housing, as well as among a wide range of price points.

Composition of Aimco Real Estate Free Cash Flow
(As of December 31, 2000)



10%
24%
24%
9%
8%
2%
2%
21%

	As a Percentage of FCF
Conventional - Rents > $800	21%
Conventional - Rents $700 to $800	10
Conventional - Rents $600 to $700	24
Conventional - Rents $500 to $600	24
Conventional - Rents < $500	9
Affordable	8
College Housing	2
Other	2

Aimco Size and Safety

AIMCO

"Pruning", Reinvestment and Controlling Obsolescence

- Aimco has consistently followed an aggressive strategy of pruning its portfolio of assets with less attractive outlooks.
- The company assesses the long-term prospects for each asset and disposes of assets which are non-strategic or rank as underperforming for their respective markets.
- From 1996 through December 2000, Aimco has sold over $1.1 billion of real estate assets.
- Aimco earns attractive returns by investing in initial capital expenditures for newly acquired properties and capital enhancements and redevelopments for its existing portfolio.

AIMCO Capital Spending and Sales
(In millions)

	1997	1998	1999	2000
Initial Capital Expenditures	$9	$71	$135	$70
Capital Replacements	$9	$17	$29	$40
Redevelopments and Enhancements	$13	$78	$150	$137
Property Sales (Gross)	$23	$85	$426	$573

Aimco Size and Safety

AIMCO

Aimco is withdrawing from the less profitable Third Party Management Business


Units Managed For Third Parties Has Declined
200,000
160,000
120,000
80,000
40,000
0
1996
1997
1998
1999
2000

Aimco Size and Safety

AIMCO

Aimco has built one of the "deepest benches" in the industry

Aimco Senior Management



Terry Considine
Chairman/CEO
Peter Kompaniez
Vice Chairman/ President
Harry Alcock
EVP Acquisitions/ Asset Management
Lance Graber
EVP Acquisitions
Joel Bonder
EVP General Counsel
Scott Wesson
SVP, CIO
Pat Foye
EVP Limited Partner/Tenders
Martha Long
SVP, Service Co.
Ray Baldwin
Risk & Insurance
Ron Monson
EVP Head of Property Operations
Paul McAuliffe
EVP Chief Financial Officer
Tom Novosel
SVP, Chief Accounting Officer
Jim Wallace
SVP, Tax
Pat Heath
SVP, Treasury
Katie Murphree
VP, Investor Relations
Joseph DeTuno
EVP Redevelopment
Mari Akers
SVP Human Resources
Divisional Vice Presidents
Steve Ira
EVP, Southeast
Carl Ruff
SVP, Southwest
Jim Mathes
SVP, East
Steve Peters
VP, Far West

Aimco Size and Safety

AIMCO

Aimco versus Multifamily Comparable Average

Dividend Payout Ratio



75%
70%
65%
60%
55%
50%
45%
40%
Aimco
Multi-Family Comparable Avg

Aimco Size and Safety

AIMCO

2001

- The decline in the stock market and apparent economic recession make Aimco cautious, as announced in the fourth quarter earnings conference call.

- If as a result of these economic conditions, Aimco's transaction activities fall below what has happened historically then full year FFO results will be in the range of $5.30 to $5.40 per share.

Property Operations

Property Operations

AIMCO

AIMCO is An Operating Business

- Aimco has undertaken to build a "business" as something more and different than a portfolio of properties. This makes property operations central to Aimco, as opposed to the traditional real estate company which features the developer and the financier.

- Ron Monson was promoted to EVP and Head of Property Operations in February 2001. Ron brings extensive Real Estate experience to this position.

  - SVP of Aimco's Far West Division (76,000 units) 1/99 – 2/01

  - SVP of Aimco's Midwest Division (60,000 units) 5/98 – 1/99

  - Aimco RVP 3/97 – 5/98

  - RVP for Great Atlantic Property Management 4/94-2/97

Property Operations

AIMCO

- Aimco's property operations are built on the following principles:
  - Attracting and retaining high quality personnel.
  - Processes to run its business more efficiently.
  - Product that focuses on the customer.

People

- Aimco assumes that management makes a difference, comparable properties are worth more with Aimco management. We can measure this:

Axiometric Relative Performance

Company	Aimco Better	Aimco Worse	Even
ASN	10	6	9
EQR	17	9	9
UDR	12	9	11

Source: Axiometrics, Dallas TX

Same Store NOI Income Growth

	1997	1998	1999	2000	4-Year Average
Avalon Bay	4.7%	6.2%	4.9%	10.7%	6.6%
AIMCO (1)	3.8%	8.0%	8.0%	5.7%	6.4%
Equity Residential	6.1%	6.4%	5.5%	5.9%	6.0%
Camden	6.1%	7.9%	4.0%	5.0%	5.8%
Archstone	3.2%	5.7%	5.9%	7.7%	5.6%
United Dominion	5.7%	6.0%	5.6%	4.1%	5.4%

Source: Green Street Advisors, Salomon Smith Barney
(1) Source: Aimco

Property Operations

AIMCO

People

- Acquisition of multiple companies has permitted Aimco to select the best employees.
- Training and retention become more important…and Aimco attracts better people who value the training and career development.
  - Employee turnover declined from 65% in 1997 to 49% in 2000.
  - Human Resources person in each Regional Operating Center.
  - On-line training curriculum.
  - Approximately 20% of jobs are filled on-line.

Property Operations

AIMCO

People

- Aimco culture is one of measurement, recognition and pay for performance, monthly and quarterly, publicized and paid most often in equity.
- Significant "Switching Costs" for 53 middle managers.
    - $16 million = 26 months compensation.
- "Aimco pace" = "do it now"

Property Operations

AIMCO

Process

- Balance between what is central and what is local in 25 Regional Operating Centers
- Electronic communication with employees today, and increasingly with residents - location of senior management across the country but involved as need be in any one property.
- Scale dictates automation and permits relocation of work off-site.
  - Call Center
  - Rent Setting
  - Lease Renewals
  - One Community
- Scale permits measurement and internal benchmarking, which drives self-improvement
  - Horizon
- Scale permits economies based on purchasing volumes - Buyers Access, declining costs/unit and per CR

Property Operations

AIMCO

Product

- **Price Points**

	# of Units
Average Monthly Rent > $800	21,797
Average Monthly Rent $700-$800	14,097
Average Monthly Rent $600-$700	33,812
Average Monthly Rent $500-$600	36,501
Average Monthly Rent less than $500	14,041
Affordable	17,269
Student Communities	2,421

- **Customer Interface**
  - Internet
  - Monthly Resident Statement
  - Electronic Rent payment
- **Customization - "Design-Your-Own-Home"**
- **National presence - last month signed 200 leases through "Coast to Coast" transfer program.**

AIMCO

Stockholder Communications

Stockholder Communications

AIMCO

New Developments

- **REIT Modernization Act permits consolidation of entire Aimco service business. In the first quarter, unconsolidated subsidiaries will now be consolidated.**
- **Aimco will include additional disclosures beginning in the first quarter:**
  - Free Cash Flow from Business Components will be reconciled to the consolidated GAAP income statement.
  - Disclosure will expand to include income statement and balance sheet disclosure of non-consolidated activities, including Aimco and non-Aimco.
  - Guidance on NAV and sensitivity of AFFO to same store results and short term interest rates.
- **Katie Murphree has been named Vice President-Investor Relations and will be dedicated to supporting the investor community's understanding of Aimco.**

AIMCO

Managing Financial Risk

Managing Financial Risk

AIMCO

Balance Sheet Summary

- **Reduction of short term debt is an immediate goal**
  - In the 4th quarter of 2000 the Oxford Term Loan was paid down from $279 million to $137 million.
  - Preferred Stock Series Q proceeds will be used to pay down short term debt.
- **The Aimco Credit Facility maturity date is July, 2004 and the Oxford Term Loan matures in July, 2002.**

Managing Financial Risk

AIMCO

Balance Sheet Summary

- **The OTEF acquisition functions as an Equity Financing.**
  - Issuance of $106 million of Common Equity at $48.51 per share.
    - Aimco acquisition price is at 91% of OTEF NAV.
    - Effective issuance price is $53.30 per share with no transaction costs.
  - Issuance of $100 million of Convertible Preferred Equity, convertible at 9% and a $56 conversion price.
  - After closing, Aimco expects to sell the bonds held by OTEF.

Managing Financial Risk

AIMCO

Balance Sheet Summary

- **Aimco's ratios have remained constant**
  - 2000 Free Cash Flow coverage of Interest Expense was 2.62:1 (compared to 2.68:1 in 1999).
  - 2000 Free Cash Flow coverage of Interest Expense and Preferred Dividends was 2.04:1 (compared to 2.01:1 in 1999).
- **Oxford Portfolio has opportunities for mortgage refinancing at lower rates.**
- **Property Debt Amortization will increase ($150 million over 2001-2002).**
- **$362 million of Convertible Preferred will be callable in 2001-2002.**

Managing Financial Risk

AIMCO

In the past 12 months, Aimco has maintained balance sheet discipline while increasing footings by 33%.

In 000's	December 31, 1999		June 30, 2000		December 31, 2000	
Mortgage Debt-Nonrecourse	$3,174	44.1 %	$3,547	44.4 %	$4,202	43.9 %
Corporate Short-Term Debt	209	2.9	294	3.7	392	4.1
Total Debt	**3,383**	**47.0**	***3,841***	**48.1**	***4,594***	**48.0**
Perpetual Preferred Stock	316	4.4	316	4.0	316	3.3
Convertible Preferred Stock	576	8.0	614	7.7	686	7.2
Common Stock & OP Units (at market)	2,917	40.6	3,220	40.3	3,979	41.6
Total Permanent Capital	**3,809**	**53.0**	***4,150***	**51.9**	***4,981***	**52.0**
Total Market Capital	**$7,192**	**100.0 %**	**$7,991**	**100 %**	**$9,575**	**100 %**
Line of Credit Availability	$91		$56		$95	
FCF to Interest	2.68:1		2.67:1		2.62:1	
FCF to Interest and Preferred Dividends	2.01:1		2.07:1		2.04:1	

Managing Financial Risk

AIMCO

Aimco Policies Regarding Financial Ratios and Balance Sheet Liquidity

- Maintain Free Cash Flow coverage of interest and preferred dividends of greater than 2.0
- Preferred equity not to exceed 15% of total market capitalization.
- Line of credit balance outstanding of no more than two year's retained cash.
- Term debt must be repayable from internal sources such as cash cushion and property refinancings over its agreed term without reliance on external capital events such as property sales or equity issuance.
- Development/redevelopment not to exceed 10% of common equity.
- Aimco uses long term, fixed rate, fully amortizing, non-recourse debt in addition to preferred equity to match fund its assets and maintain balance sheet consistency and predictability.
- Aimco has minimal refunding risk – less than 15% of Aimco's debt matures by 2003.

Managing Financial Risk

AIMCO

Aimco Long-Term Property Debt Amortization (in millions)


$350
$300
$250
$200
$150
$100
$50
$0
$74
$74
$76
$150
$78
$228
$80
$308
2001
2002
2003
2004
Amortization
Cumulative

Managing Financial Risk

AIMCO

Aimco Issues Equity:

- To fund accretive uses, with an expected levered IRR > 20%.
- Uses convertible preferred with short "call protection" to issue common shares at prices > current market.

Security	Amount (in millions)	Date of Redemption Conversion- Aimco's Option	Conversion Price
TOPRS	$35	12-99	$49.61
Pref OP	35	12-01	40.00
Class K	125	2-02	42.00
Class L	125	6-02	46.48
Class B	42	8-02	30.45
Class M	30	1-03	44.00
Class N	100	9-03	52.50
Class O	100	9-03	52.50
Class P*	100	3-04	56.00

*(when issued)

Managing Financial Risk

AIMCO

Baseline Capital Structure Composition*


Long-term property debt
Short-term debt
Perpetual Preferred
Convertible Preferred
Common and OP unit equity
In Millions
$11,000
$10,000
$9,000
$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
12/00
2001(E)
2002(E)
2003(E)

	12/00	2001(E)	2002(E)	2003(E)
Annual Free Cash Flow Coverage of Interest	2.62:1	2.74:1	2.98:1	3.27:1
Annual Free Cash Flow Coverage of Interest and Preferred Dividends	2.04:1	2.06:1	2.33:1	2.65:1

* Based on consensus earnings estimates for 2001 and 2002

Managing Financial Risk

AIMCO

Superior Return on Assets and Return on Equity

- Aimco Generates Return on Assets and Return on Equity Higher Than Comparable REIT's
- These measures underscore Aimco's price discipline on acquisitions

	Based on AFFO Year Ended December 31,		Based on FFO Year Ended December 31,	
	2000	1999	2000	1999
Return on Assets	10.0%	9.9%	10.5%	10.4%
Return on Equity				
Basic	15.2%	15.2%	16.4%	16.4%
Diluted	13.7%	13.0%	14.7%	14.0%

Source: Aimco Public Filings

Managing Financial Risk

AIMCO

Aimco Net Asset Value at 12/31/00

Total implied value of real estate	9,124,809
Total implied value of service businesses	492,307
Total implied value of fee income	78,980
Book Value of Other Current Assets	915,171
Total Assets	10,611,267
Total Liabilities	5,792,495
NET ASSET VALUE	$4,818,772
Shares and OP Units Outstanding	98,246
NET ASSET VALUE PER SHARE	$49.05

* A detailed version of this calculation can be accessed on the Aimco website

Managing Financial Risk

AIMCO

Leader at Building NAV

AIMCO has proven itself to be a leader in growing net asset value, both for the multifamily sector and for REITs as a whole. Between the third quarter of 1996 and the fourth quarter of 2000, the Company achieved a compounded annual NAV growth rate of 20.8%, significantly outperforming its peers and a larger universe of 130 REITs.

	4Q00	3Q99	3Q98	3Q97	3Q96	CAGR
AIMCO	**$46.77**	**$38.25**	**$24.88**	**$19.40**	**$20.95**	**20.8%**
Apartment REIT Average						10.0%
REIT Universe Average						11.1%

* Salomon Smith Barney Estimate
Source: Salomon Smith Barney Research

Managing Financial Risk

AIMCO

Projected 2001 Cash Cushion of $135 million


Cash Cushion
140,000
120,000
100,000
80,000
60,000
40,000
20,000
-
(thousands)
1999
2000
2001
QE 3/31
QE 6/30
QE 9/30
QE 12/31
Full Year
Proj 2001
Period
2001
2000
1999